UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 18, 2012

INFOBLOX INC.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-35507	20-0062867
(Commission File Number)	(IRS Employer Identification No.)

4750 Patrick Henry Drive Santa Clara, California	95054
(Address of Principal Executive Offices)	(Zip Code)

(408) 625-4200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 18, 2012, Mark S. Smith, Executive Vice President, Worldwide Field Operations of Infoblox Inc. (the “Company”), submitted his resignation as an executive officer of the Company. While Mr. Smith ceased serving in his former capacity effective immediately upon his resignation, he is expected to continue to serve the Company until mid-October. The Company has promoted Christopher J. Andrews to Executive Vice President, Worldwide Field Operations, effective immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INFOBLOX INC.

By:	/s/ Robert E. Horton
General Counsel

Date: September 18, 2012